Supplement Dated October 13, 2015
To The Prospectus Dated April 27, 2015

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

In the summary prospectus section entitled "Summary Overview of Each Fund," please delete the sub-section "Principal Investment Strategies," for the JNL/Mellon Capital Frontier Markets 100 Index Fund in its entirety and replace it with the following:

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Frontier Markets 100 Index (the "Index"), including depositary receipts representing interests in securities included in the Index, or in other instruments with similar exposure to frontier and emerging markets.  Depositary receipts may be in the form of American Depositary receipts ("ADRs"), Global Depositary receipts ("GDRs") and/or European Depositary receipts ("EDRs").

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis, but attempts to replicate the Index by investing all or substantially all of its assets in the stocks (and similar exposures) that make up the Index, in relatively the same proportions as those stocks are represented in the Index.  Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

As of April 30, 2015, the Index considers "frontier markets countries" to include Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam.

The Fund may also invest in derivative securities (typically, futures contracts) and exchange-traded funds (typically, frontier markets, emerging markets, and/or single country exchange-traded funds) for the purpose of managing cash flows, converting balance sheet accruals into equity positions, and otherwise gaining exposure to frontier and emerging markets.

The Fund will vary from the investment approach set forth above when the market capitalization weightings of the Index otherwise would violate the Fund's fundamental or operating policies.  In such cases, the excess weight of any security that would cause the Fund to violate its policies will be allocated to the other securities and financial instruments held by the Fund. To the extent that the Fund's allocations deviate from those of the Index, the Fund's performance will vary from that of the Index and the Fund may not achieve its investment objective.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In the prospectus section entitled "Additional Information About Each Fund," please delete the sub-section "Principal Investment Strategies," for the JNL/Mellon Capital Frontier Markets 100 Index Fund in its entirety and replace it with the following:

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Frontier Markets 100 Index (the "Index"), including depositary receipts representing interests in securities included in the Index, or in other instruments with similar exposure to frontier and emerging markets.  Depositary receipts may be in the form of American Depositary receipts ("ADRs"), Global Depositary receipts ("GDRs") or European Depositary receipts ("EDRs").

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis, but attempts to replicate the Index by investing all or substantially all of its assets in the stocks (and similar exposures) that make up the Index, in relatively the same proportions as those stocks are represented in the Index.  Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

As of June 30, 2015, the market capitalization range of the Index is $158 million to $6,543 million.

When attempting to replicate a capitalization-weighted index such as the Index, portfolio turnover is typically limited to what the index adds and deletes over time, contract owner contributions and withdrawals, and reinvestment income.  The replicated portfolio does not require additional rebalancing as a result of market movement; rather, it is rebalanced automatically with the change in share price.

As of April 30, 2015, the Index considers "frontier markets countries" to include Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam.

The Fund may also invest in derivative securities (typically, futures contracts) and exchange-traded funds (typically, frontier markets, emerging markets, and/or single country exchange-traded funds) for the purpose of managing cash flows, converting balance sheet accruals into equity positions, and otherwise gaining exposure to frontier and emerging markets.

The Fund will vary from the investment approach set forth above when the market capitalization weightings of the Index otherwise would violate the Fund's fundamental or operating policies.  In such cases, the excess weight of any security that would cause the Fund to violate its policies will be allocated to the other securities and financial instruments held by the Fund. To the extent that the Fund's allocations deviate from those of the Index, the Fund's performance will vary from that of the Index and the Fund may not achieve its investment objective.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

This supplement is dated October 13, 2015.